SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
                240.14d-2(b)).

____        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR
                240.13e-4(c)).

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry Into a Material Definitive Agreement

                   On June 30, 2005, Charles M. Sonsteby, Executive Vice President and Chief Financial Officer of Brinker International, Inc. (the "Company"), was awarded a 22.8% salary increase by the Compensation Committee of the Board of Directors of the Company.  Effective June 30, 2005, Mr. Sonsteby's base salary was increased from $475,000 to $583,200.  There is no written or verbal employment agreement between the Company and Mr. Sonsteby.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: July 1, 2005	By: /s/ Roger F. Thomson
Roger F. Thomson, Executive Vice President,
Chief Administrative Officer, General Counsel
and Secretary